OceanFirst Financial Corp.
OceanFirst Financial Corp.
KEEFE, BRUYETTE & WOODS
KEEFE, BRUYETTE & WOODS
COMMUNITY BANK INVESTOR CONFERENCE
COMMUNITY BANK INVESTOR CONFERENCE
JULY 30, 2013
JULY 30, 2013
Exhibit 99.1
NASDAQ: OCFC 1

OceanFirst Financial Corp.
OceanFirst Financial Corp.
Forward Looking Statements:
This presentation contains certain forward-looking statements within the meaning of the Private
Securities Reform Act of 1995 which are based on certain assumptions and describe future plans, strategies and expectations of the Company. These forward-looking statements are generally identified by use of the words "believe," "expect," "intend," "anticipate," "estimate," "project," "will,"
"should," "may," "view," "opportunity," "potential," or similar expressions or expressions of confidence.
The Company's ability to predict results or the actual effect of future plans or strategies is inherently uncertain.  Factors which could have a material adverse effect on the operations of the Company and its subsidiaries include, but are not limited to, changes in interest rates, general economic conditions, levels of unemployment in the Bank’s lending area, real estate market values in the Bank’s lending area, the level of prepayments on loans and mortgage-backed securities, legislative/regulatory changes, monetary and fiscal policies of the U.S. Government including policies of the U.S. Treasury and the Board of Governors of the Federal Reserve System, the quality or composition of the loan or investment portfolios, demand for loan products, deposit flows, competition, demand for financial services in the Company's market area and accounting principles and guidelines.  These risks and uncertainties are further discussed in the Company’s Annual Report on Form 10-K for the year ended
December 31, 2012 and should be considered in evaluating forward-looking statements and undue reliance should not be placed on such statements. The Company does not undertake - and specifically disclaims any obligation - to publicly release the result of any revisions which may be made to any forward-looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.
NASDAQ: OCFC 2

111 Years of Growth and Capital Management
111 Years of Growth and Capital Management
Founded in Point Pleasant, NJ, in 1902, OceanFirst has grown from a small one-town savings and loan to a full-service community bank serving the Central New Jersey shore.
Rebuilt capital through the Great Recession with retained earnings and completion of a follow-on common stock offering in November 2009.
OceanFirst issued stock for the first time in 1996 and over the ensuing years generated value for shareholders, largely through the successful implementation and execution of our community bank model, and the strategic repurchase of 62.4% of original IPO shares.
2011 and 2012 share repurchase plans begin the redeployment of the excess capital rebuilt since 2008.  Under the current authorization, 519,823 shares remain available for repurchase.
NASDAQ: OCFC 3

NASDAQ: OCFC
Community Bank serving the Central
Jersey Shore - $2.3 billion in assets
and 25 branch offices
Market Cap $308 million (as of
July 24, 2013)
Core deposit funded – 87.5% of total
deposits
Locally originated loan portfolio with
no brokered loans
Residential and commercial
mortgages
Consumer equity loans and lines
C&I loans and lines
Corporate Profile
Corporate Profile
Note:  See Appendix 1 for Market Demographic information.
Philadelphia
New York
Ocean
Burlington
Morris
Sussex
Atlantic
Salem
Warren
Monmouth
Hunterdon
Cumberland
Bergen
Mercer
Somerset
Middlesex
Gloucester
Camden
Passaic
Cape May
Essex
Union
Hudson
NASDAQ: OCFC 4

Experienced Executive Management Team
Experienced Executive Management Team
Substantial insider ownership of 27.3% – aligned with shareholders’ interest
OceanFirst Bank ESOP 10.5%
Directors & Senior Executive Officers 9.7% (CEO 5.7%)
Director and Proxy Officer Stock Ownership Guidelines
OceanFirst Foundation 7.1%
Succession planning refreshed in 2013 – new President recruited and
2 new Executive Vice Presidents promoted*
As of the March 12, 2013 proxy record date.
Name Position
# of Years in
Banking
# of Years
at OCFC
John R. Garbarino Chairman, Chief Executive Officer 42 42
Christopher D. Maher President, Chief Operating Officer 25 -
Michael J. Fitzpatrick Executive Vice President, Chief Financial Officer 31 20
Joseph R. Iantosca *Executive Vice President, Chief Administrative Officer 35 9
Joseph J. Lebel III *Executive Vice President, Chief Lending Officer 29 7
NASDAQ: OCFC 5

Our Strategy
Our Strategy
Positioned as the leading Community Bank in attractive Central
Jersey Shore market – growing revenue and creating additional value for our shareholders
Offering a full range of consumer and commercial banking products generating diversified income streams
Guarding credit quality in ALL business cycles
Transitioning the balance sheet with emphasis on core deposit funding and commercial lending growth
On the watch for roll-up opportunities presented by in-market
“regulatory fatigued” competitors
NASDAQ: OCFC 6

Substantial Primary Market Deposit Share
Substantial Primary Market Deposit Share
Source:  FDIC
NASDAQ: OCFC 7
June 30, 2012
# of Dep. In Mkt. Mkt. Shr.
Rank Institution Branches ($000) (%)
Ocean County, NJ
1 Hudson City Bancorp Inc. (NJ) 14 2,610,613 18.65
2 Wells Fargo Bank NA (CA) 26 2,360,712 16.87
3 TD Bank, National Association (Canada) 21 2,149,131 15.36
4 OceanFirst Financial Corp. (NJ) 19 1,477,780 10.56
5 Banco Santander S.A. (Spain) 25 1,321,262 9.44
6 Bank of America Corp. (NC) 22 1,161,899 8.30
7 Investors Bancorp Inc. (MHC) (NJ) 8 654,369 4.68
8 PNC Financial Services Group (PA) 14 436,177 3.12
9 Manasquan Savings Bank (NJ) 3 252,922 1.81
10 JPMorgan Chase Bank, National Association (OH) 10 230,732 1.65
Total For Institutions In Market 200 13,996,221

Strategic Deposit Composition Transition
Strategic Deposit Composition Transition
Time
Deposits
MMDA & Savings
Non-
Interest
Checking
Interest Checking
Interest Checking
Non-
Interest
Checking
MMDA & Savings Time Deposits
Interest
Checking
MMDA & Savings
Time Deposits
June 2013
Dec 2007
Dec 1996
0% 20% 40% 60% 80% 100%
NASDAQ: OCFC 8

Strategic Loan Composition Transition
Strategic Loan Composition Transition
C&I CRE
CRE C&I
Consumer &
Other
CRE Consumer &
Other
Residential  R.E.
Residential  R.E.
Residential  R.E.
June 2013
Dec 2007
Dec 1996
0% 20% 40% 60% 80% 100%
NASDAQ: OCFC 9
Consumer &
Other

Earnings per share of $0.29 – ROE of 9.1%
Net interest margin stabilized, growing to 3.21%, from 3.16%
Grew commercial loan portfolio and increased the commercial loan pipeline by $19.9 million, or 69%
Credit quality stabilizing with NPL’s decreasing $1.5 million and net charge-offs decreasing $642,000
Strong capital position – tangible common equity of 9.4% of assets
Returning Excess Capital – 314,961 shares repurchased YTD
Highlights –
Highlights –
Second Quarter 2013
Second Quarter 2013
NASDAQ: OCFC 10

Stabilized NPL’s in a Diversified Portfolio
Stabilized NPL’s in a Diversified Portfolio
Non-performing loan (“NPL”).
Data as of December 31, unless otherwise noted.
(A) Increase traceable to superstorm Sandy.
Exposure Primarily in Lower Risk Residential
$3.7M
Sandy Impact (A)
3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
2009 2010 2011 2012 6/30/2013
Residential Consumer Commercial Real Estate and Construction Commercial
NASDAQ: OCFC 11

Prudently Provisioning for Credit Costs
Prudently Provisioning for Credit Costs
$0
$1
$2
$3
$4
$5
$6
$7
$8
$9
$10
Recoveries Residential & Consumer C/O's Commercial C/O's Provision for Loan Losses
$1.8M
Sandy
Impact (A)
12/31/09 12/31/10
12/31/11 (1)
12/31/12 6/30/13
(Annualized)
(1)
Increase in charge-offs was primarily due to a change in the Company’s charge-off policy to recognize the charge-off when the loan is deemed uncollectible rather than when the foreclosure process is complete.  The additional charge-off relating to the change in policy through 2011 was $5.7 million, all of which was previously specifically reserved for by the Company.
(A)
Increase attributable to superstorm Sandy.
NASDAQ: OCFC 12

Net Interest Margin Net Interest Margin Stabilizing After Two-Year Decline 2009 2010 2011 2012 2013 3.90% 3.80% 3.70% 3.60% 3.50% 3.40% 3.30% 3.20% 3.10% 3.00% 2.90% 2.80% NASDAQ: OCFC 13

Diversified Streams of Non-Interest Income
Diversified Streams of Non-Interest Income
Non-Interest Income excludes gain/loss from other real estate operations, gain on sale of equity securities and provision for repurchased loans.
$2.5M
$18.0M
Targeted
Growth
Areas
0.90%
0.80%
0.70%
0.60%
0.50%
0.40%
0.30%
0.20%
0.10%
0.00%
1996
6/30/13 (Annualized)
Fees and Service Charges
Other
Trust
Gain on Sale of Loans
BankCard Services
BOLI
Investment Services
NASDAQ: OCFC 14

Generating Consistent Attractive Returns
Generating Consistent Attractive Returns
0.0%
2.0%
4.0%
6.0%
8.0%
10.0%
12.0%
14.0%
2009 2010 2011 2012 6/30/13
(Annualized)
Return on Equity Return on Assets
0.0%
0.20%
0.40%
0.60%
0.80%
1.00%
1.20%
1.40%
NASDAQ: OCFC 15

Challenge Today is to Grow Revenue
Challenge Today is to Grow Revenue
Build Shareholder Value
Build Shareholder Value
Target growth within existing market – increasing share
Fourteen de novo branches since 2000 have performed well – still present opportunity for additional growth
Expanding presence in Monmouth County with the Red Bank Financial
Solutions Center opened in May
Opportunity to meet extraordinary loan demand – Sandy recovery
Non-interest income streams have been diversified, ever more important as margin remains under pressure
Assessing opportunistic roll-up of community banks in market
Share repurchases safely return excess capital in the short term
Financial performance to Plan builds value and preserves the right to remain independent
NASDAQ: OCFC 16

(1) Peers include:  DCOM, FFIC, FLIC, HVB, LBAI, ORIT, PBNY, PGC, RCKB, SNBC, SUBK, UVSP and WSFS
Note:Financial data as of the most recent period available; market data as of July 24, 2013.
Source:  Sandler O’Neill.
Peer Valuation Metrics
Peer Valuation Metrics
OCFC
Peers
(1)
Valuation
Price / Tang. Book Value 142% 148%
Price / LQA EPS 15.1x 16.4x
Price / Estimated EPS 15.8x 16.7x
Cash Dividend Yield 2.7% 2.6%
NASDAQ: OCFC 17

Why OCFC…?
Why OCFC…?
Fundamental franchise value – superior market demographics
Crisis tested management team
Sandy response and experience
Substantial insider ownership – aligned with shareholders
Succession planning refreshed
Attractive deposit mix and market share
Conservative credit culture and profile
Solid financial performance – developing shareholder value
Strong balance sheet and capital base
NASDAQ: OCFC 18

THANK YOU THANK YOU FOR YOUR INTEREST IN FOR YOUR INTEREST IN OCEANFIRST FINANCIAL CORP. OCEANFIRST FINANCIAL CORP. NASDAQ: OCFC 19

Market Demographics
Market Demographics
APPENDIX 1
Ocean Monmouth Middlesex New Jersey National
Number of Offices 19 4 1
% of OceanFirst Deposits 85.7 11.1 3.2
Market Rank 4 18 34
Market Share (%) 10.6 1.0 0.2
Population 578,728 649,429 794,605
Projected 2010-2015
Population Growth (%)
4.0 2.0 1.8 1.2 3.8
Median Household Income ($) 60,936 82,974 78,561 72,519 54,442
Projected 2010-2015 Median
Household Income Growth (%)
15.5 14.3 17.5 14.7 12.4
Deposit data as of June 30, 2012.
Demographic data as of June 30, 2010.
Source:  SNL Financial
NASDAQ: OCFC 20

One-to-Four Family (1-4)
Average size of mortgage loans $186,000
Interest-only loans - Amount $35.3 million
         - % of total 1-4 family loans 4.4%
         - Weighted average loan-to-value ratio (using original or most recent appraisal) 61%
Stated income loans - Amount $42.2 million
            - % of total 1-4 family loans 5.3%
Portfolio weighted average loan-to-value ratio (using original or most recent appraisal) 56%
         - Originated for the six months ended June 30, 2013 60%
Portfolio average FICO score  748
         - Loans originated for the six months ended June 30, 2013 766
% of loans outside the New York/New Jersey market 4.4%
% of loans outside Ocean/Monmouth Counties 33.0%
% of loans exceeding agency conforming amounts 44.5%
% of loans for second homes 7.5%
APPENDIX 2
Residential Portfolio Metrics
Residential Portfolio Metrics
As of June 30, 2013, unless otherwise noted.
NASDAQ: OCFC 21

Commercial Real Estate (CRE)
Total portfolio
$477.6 million
Average size of CRE loans $762,000
Largest CRE loan $15.9 million
   (Secured by local university dormitory housing)
Current Pipeline $42.5 million
Weighted Average Yield 4.50%
Weighted Average Repricing Term 5.3 years
Total portfolio  $66.9 million
Average size of commercial loan $273,000
Largest commercial loan $4.6 million
Current Pipeline $6.3 million
Weighted Average Yield 4.17%
Weighted Average Repricing Term 1.4 years
    Commercial portfolio relationships total 383.
APPENDIX 2
(Cont’d)
Commercial Portfolio Metrics
Commercial Portfolio Metrics
As of June 30, 2013.
(1)
(1)
(1)
Commercial Loans
NASDAQ: OCFC 22

Commercial Portfolio Segmentation
Commercial Portfolio Segmentation
Total Commercial Loan Exposure
by Industry Concentration
Real Estate Investment by
Property Concentration
As of June 30, 2013.
APPENDIX 2
(Cont’d)
Real Estate
Investment, 31.8%
Miscellaneous, 6.6%
Public
Administration, 6.4%
Educational Services,
4.6%
Manufacturing, 4.0%
Arts/Entertainment/
Recreation, 7.1%
Accommodations/
Food Services, 8.2%
Other Services, 3.8%
Healthcare, 9.6%
Wholesale Trade,
6.2%
Retail Trade, 3.7%
Construction, 8.0%
Miscellaneous, 13.7%
Multi-Family, 3.4%
Retail Store, 8.7%
Shopping Center, 8.6%
Commercial
Development, 8.4%
Land, 4.8%
Residential
Development, 6.0%
Industrial/
Warehouse, 13.1%
Office, 33.3%
NASDAQ: OCFC 23

No adverse impact on portfolio quality

Borrowers impacted by the Storm	124	
Principal Balance	$30.1 million	
Average Loan Size	$243,000	
Loan Status:	Borrowers	Balance (000's)
[illegible]	98	$24,019
Loan is 30-89 days delinquent	11	2,354
Loan is 90 days or more delinquent	15	3,716
Total	124	$30,089

OceanFirst

Impact of Superstorm Sandy
Impact of Superstorm Sandy
APPENDIX 3
Commercial loans as of June 30, 2013:
No adverse impact on portfolio quality.
Residential loans as of June 30, 2013:
Borrowers impacted by the storm
Principal Balance
Average Loan Size
Loan Status:
Loans repaid or brought current
Loan is 30-89 days delinquent
Loan is 90 days or more delinquent
Total
124
$30.1 million
$243,000
Borrowers
98
11
15
124
Balance (000’s)
$24,019
2,354
3,716
$30,089
Using conservative assumptions, specific impairments total $443,000.  These impairments are covered by a year-end provision of $1.8 million related to the adverse impact of Sandy and expectation  of increasing levels of non-performing loans in the recovery period.
NASDAQ: OCFC 24